BLACKROCK ALLOCATION TARGET SHARES

BATS: Series S Portfolio

(the “Fund”)

Supplement dated October 15, 2020 to the Summary Prospectus and Prospectus each dated July 29, 2020, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BATS: Series S Portfolio — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BATS: Series S Portfolio — Portfolio Manager” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Michael Heilbronn	2009	Director of BlackRock, Inc.
Scott MacLellan, CFA	2020	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the BATS: Series S Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE BATS: SERIES S PORTFOLIO
The BATS: Series S Portfolio is managed by a team of financial professionals. Michael Heilbronn and Scott MacLellan, CFA are the portfolio managers and are responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio managers.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — BATS: Series S Portfolio” is deleted in its entirety and replaced with the following:

The BATS: Series S Portfolio is managed by a team of financial professionals. Michael Heilbronn and Scott MacLellan, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Heilbronn	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.
Scott MacLellan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

Shareholders should retain this Supplement for future reference.

PR2-BATSS-1020SUP